SECURITIES  AND  EXCHANGE  COMMISSION
                       WASHINGTON,  D.C.  20549

                               FORM  8-K

                            CURRENT REPORT

                   PURSUANT  TO  SECTION  13  OR  15  (D)
                OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Date  of  Report  (date  of  earliest  event  reported):     January  25,  2002


                           BORDEN  CHEMICAL,  INC.
- --------------------------------------------------------------------------------
      (Exact  name  of  registrant  as  specified  in  its  charter)


      New  Jersey                          I-71               13-0511250
- ----------------------            -----------------         -------------
(State or  other jurisdiction of   (Commission  file      (I.R.S.  Employer
     of  incorporation)                    number)         Identification  No.)


         180  East  Broad  Street,  Columbus,  Ohio                43215-3799
       -----------------------------------------------             ----------
         (Address  of  principal  executive  offices)              (zip  code)


Registrant's  telephone  number,  including  area  code:          614-225-4000

ITEM  5.     Other  Events.


Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Borden Chemical, Inc., dated January 25, 2002, announcing that Craig
O. Morrison will join the Company as president and chief executive officer, effective March 25.



ITEM  7  (c).  Exhibits.


Exhibit  Description

(99) Press Release dated January 25, 2002 - "Craig O. Morrison Joins Borden Chemical, Inc. as President and Chief Executive Officer".

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 BORDEN  CHEMICAL,  INC.


Date:    January  29,  2002
                                                 By:  /s/  William  H.  Carter
                                                      ------------------------
                                                 Executive  Vice  President  and
                                                 Chief  Financial  Officer

FOR  IMMEDIATE  RELEASE                         Contact:
January  25,  2002                              Peter  F.  Loscocco
                                                614/225-4127


  CRAIG O. MORRISON JOINS BORDEN CHEMICAL, INC. AS PRESIDENT AND CHIEF EXECUTIVE
                                     OFFICER

     (COLUMBUS, Ohio) - Borden Chemical, Inc. announced today that Craig O. Morrison is joining the company as president and chief executive officer.
     Morrison, 46, comes to Borden Chemical from Alcan Pharmaceutical and Cosmetic Packaging, a $900 million operating division of Alcan, Inc. based in Millville, N.J., where he served for three years as president and general manager. He succeeds Michael E. Ducey, who leaves Borden Chemical after a 28-year career with the company.
     "We are fortunate to be able to bring someone of Craig's caliber into the company to lead us through our next phase of growth and development," said Chairman C. Robert Kidder. "His mix of strategic, operational and financial experience, combined with his strong leadership skills, will add significantly to the strength of our management team."
     In addition to his experience at Alcan, Morrison has served as president and general manager for Van Leer Containers, Inc. and as general manager for a business unit of General Electric.
     He earned a bachelor's degree from Eastern Kentucky University and a master's degree in business administration from Harvard University.
     Headquartered in Columbus, Borden Chemical is a leading global source for industrial resins and adhesives, formaldehyde, UV-light curable coatings and other chemical products serving a broad range of markets including the forest products, construction, fiber optics, oilfield, composites, electronics, automotive and foundry industries.

                                       ##